BORROWINGS	12 Months Ended
Dec. 31, 2019
Borrowings [abstract]
BORROWINGS
IN MILLIONS OF USD	31.12.2019	31.12.2018
Borrowings, related parties, current	45.9	51.4
Borrowings, related parties, non-current	503.1	492.6
Total	549.0	544.0

The loans payable to related parties (refer to note 37) are denominated in USD or CAD. The weighted average interest rate for USD loans in 2019 was 5.9% (2018: 5.9%). The interest rate for CAD loans in 2019 was 2.3% (2018: 2.3%).

DETAILED CREDIT FACILITIES

Dufry negotiates and manages bank key credit facilities centrally and then provides group internal financing to its subsidiaries. Credit lines for guarantees are kept at local level. Hudson’s guarantee lines are with Credit Agricole and Bank of America.